--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                                  New Asia Fund
--------------------------------------------------------------------------------
                                 April 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

* After more than two years of decline, Asian stock markets rose sharply in the six months ended April 30.
* The fund provided double-digit returns for the past six and 12 months, but trailed its benchmarks.
* We sharply reduced cash reserves as corporate restructuring has created better investment opportunities.
* We trimmed Hong Kong, still our major focus, and boosted exposure to South Korea.
* While many believe the Asian financial crisis is over, we expect recovery to be slow and painful.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     For the first time in more than two years, investors in Asia have something to cheer about. Just over six months ago, the global financial crisis spread by the "Asian contagion" was at its peak, and equity prices were near their lows. But falling nominal interest rates sparked a dramatic rally in stocks around the world. Asian markets rose nearly 44% in the six months ended April 30, led by financials and, more recently, by stocks of highly cyclical companies.

     As the first half of your fund's fiscal year drew to a close, prominent observers were proclaiming the end of the crisis that had begun with the devaluation of the Thai currency in the spring of 1997. While we remain somewhat cautious, we are nonetheless pleased that asset values and investment opportunities are once again being recognized in Asia.

================================================================================
    Performance Comparison
    ----------------------
    Periods Ended 4/30/99        6 Months     12 Months
    ---------------------        --------     ---------
    New Asia Fund                  25.39%        10.78%
    MSCI All Country Far East
    Free Ex-Japan                  43.96         25.68
    Lipper Pacific Ex-Japan
    Funds Average                  33.45         13.35
================================================================================

     The fund gained 25.39% in the past six months, a welcome result in absolute terms given the devastation of asset values over the last two years. However, this solid return trailed the Morgan Stanley Capital International benchmark significantly, as shown in the table. The fund also lagged an average of similar funds by a lesser margin. The same cautious posture that cushioned the fund's decline in our last fiscal year N including a relatively low exposure to the financial sector and lower-quality companies N has restrained our returns so far this year. Over the past 12 months, the fund returned 10.78%, again behind the benchmark index and the Lipper average, as shown in the table.

     The accommodative stance of the world's central banks N especially those within Asia N created tremendous liquidity, which drove the traditional "asset inflation" stocks such as those of banks and property companies. Nominal interest rates are now at historically low levels in many Asian countries. While this provided temporary relief for many troubled, heavily indebted companies, it also tended to reduce the impetus for painful reforms within the companies and countries that most need them. In our view, the region will remain highly susceptible to negative external shocks until these necessary structural reforms are successfully implemented.

================================================================================
PORTFOLIO REVIEW
================================================================================

     Our overall strategy of investing in companies with solid business franchises and strong balance sheets around the region remains generally in place. However, we have begun to add companies that have recently undergone management changes and are likely candidates for balance sheet restructuring, even though their franchises are strong. We have found such investments primarily in South Korea but also in Thailand and Singapore.

================================================================================
    Market Performance
    ------------------
    (In U.S. Dollar Terms)
    Periods Ended 4/30/99         6 Months    12 Months
    ---------------------         --------    ---------
    China Free                      4.89%      -27.67%
    Hong Kong                      27.94        40.22
    India                          17.76       -19.67
    Malaysia                      109.35        -9.62
    Philippines                    45.52        26.53
    Singapore                      54.76        24.12
    Korea                         122.81       113.05
    Taiwan                         15.23        -2.13
    Thailand                       46.70        10.24

    Source: FAME Information Services, Inc., using MSCI indices.
================================================================================

     As a result, country allocations have changed somewhat since our last report. The biggest shift was an increase in exposure to South Korea, from about 3% six months ago to 17%, making it our second-largest weighting. This is the result of both new investments and the sharp increase in Korean share prices. The pace of reform is quite visible in South Korea, particularly in the financial sector, where we added Hana Bank and Shinhan Bank, as well as Ssangyong Investment & Securities, which has a promising asset management business. We also added a new listing, Korea Telecom, the dominant provider of telecommunications services in the country.

     Hong Kong remained our largest single market, though we reduced its weighting to 38% of assets from 45% six months ago. Throughout the past two years, Hong Kong has been somewhat of a defensive haven for us, as it is home to some of the most financially sound and best-managed companies in the region. The emergence of restructuring-driven investment opportunities elsewhere led us to reduce our overweighting in the former British colony. In addition, economic data continued to be weak. Hong Kong's economic adjustment has been one of the harshest in the region as a result of the currency's peg to the U.S. dollar. GDP has now contracted for two consecutive quarters, officially placing Hong Kong in its first recession in 13 years. Unemployment rose to 15-year highs, and exports to China slowed. Nonetheless, the fund's three largest holdings are based in Hong Kong. Hutchison Whampoa and Cheung Kong Holdings, both major investment and property development groups, and Hong Kong Telecommunications, exemplify the types of high-quality companies we favor there.

     Our third-largest country allocation was to India, where we increased exposure by about three percentage points to 14%. Pharmaceutical companies such as Ranbaxy Laboratories continued to do quite well following new developments in research and development. We added another drug company, Cipla, a leader in the domestic market. In branded snack foods we added Britannia Industries, which has undergone a management change and corporate restructuring and now leads the sector in volume and revenue growth. We believe that India has great potential as a provider of outsourced services, such as in software. In that category we added Pentafour Software, which specializes in animation and other multimedia services. Domestic investment in computerization is growing rapidly due to the need to reduce operating costs and improve services, and new holding HCL
Infosystems is the domestic leader in systems integration. Another new investment was Zee Telefilms, a highly profitable provider of India's most popular television programming and also the largest cable television operator in the country.

     [Geographic Diversification pie chart showing Hong Kong 38%; South Korea 17%; India 14%; Taiwan 13%; Singapore 6%; China 3%; Thailand 2%; Other and Reserves 7%]

     Exposure to Taiwan was reduced modestly, to about 13%, due to the market's relatively poor performance and because we took profits in the technology sector, which composed a majority of our holdings. The Taiwanese economy continues to weaken as deflationary pressure is causing a credit crunch in second-tier banks. Much of the southern Chinese triangle is suffering from a debt overhang, and this is not helping the financial system. However, Taiwan continues to benefit from the global technology boom due to its highly efficient component production industry. Local companies are also focused on the bottom line, which is not always the case in Asia.

     Weightings in other countries remained about the same. New investments were funded by a sizable reduction in the cash position, from more than 12% six months ago to less than 6%. Over the period, we began to see more concrete evidence of corporate balance sheet and operational restructuring, which gave us more conviction to invest in specific situations. Although the overall pace of corporate reform in Thailand is slow, there have been a few exceptions. We added a holding in Telecomasia, the country's dominant provider of fixed line telecommunications services, after a change in its senior management. Cuts in operating costs and a renewed marketing effort have begun to show up in monthly cash flow statements, and we are optimistic that a balance sheet restructuring will follow the improvements in operations.

     In Singapore, we added a major position in Fraser & Neave, which boasts one of the most recognized beer brands in the region, following its initial moves to restructure underperforming operations. We have also begun to build a position in Singapore-based Sembcorp Logistics, a highly profitable provider of supply-chain logistics services, mainly in India and China. Also in Singapore, we invested in United Overseas Bank, an example of a company that has developed a viable strategy to improve returns and defend its franchise in its increasingly deregulated home market.

================================================================================
OUTLOOK
================================================================================
    Industry Diversification
    ------------------------
                                  Percent of Net Assets
                                   10/31/98    4/30/99
                                   --------    -------
    Finance                          21.0%      25.4%
    Services                         24.2       22.0
    Consumer Goods                   11.6       18.2
    Capital Equipment                 7.5       10.9
    Energy                           11.0        9.7
    Multi-industry                   11.4        8.0
    Reserves                         13.3        5.8
    Total                           100.0%     100.0%
================================================================================

     Asia's overall export volume growth has been lackluster, though imports have begun to rise due to inventory rebuilding. As a result, the buildup of current account surpluses has been somewhat muted compared with the large surpluses built up during the height of the crisis. While rising imports are a sign of an improving economy, smaller current account surpluses are likely to mean less capital for domestic investment, including domestic equities and bonds. Coincidentally, there are indications that the decline in interest rates may have run its course. Yet, with the exception of Korea, where there has been a sharp pickup in industrial production, we have yet to see any sign of credit expansion in Asia, suggesting that regional economies are still very weak, and creditors are still highly risk-averse.

     We continue to believe that corporate restructuring, more than top-down government-led reforms, is key to any sustainable recovery in Asia. The buoyant financial markets have provided an ideal opportunity for recapitalization of troubled banks and property companies, which has been partially accomplished in Thailand and Singapore. Corporate restructuring, however, is a slow, ongoing process, and will take years for most of Asia. We expect that this reality will cap overall economic growth at relatively low levels for some years.

     Despite that, the environment should continue to generate interesting investment opportunities as companies begin to restructure. Ultimately, we believe that the real impetus of Asian companies to restructure will be heightened competition, both from revitalized domestic entities and from new entrants, domestic and foreign. Deregulation and lower barriers to entry are quietly but rapidly taking place in many sectors across the region, from banking in Korea, Singapore, and Thailand, to the consumer sector in India. Although the decline in interest rates has pushed up the values of many lower-quality companies, we still believe that only the best, the leanest, and the most innovative companies will be able to dominate in this environment.

Respectfully submitted,

/s/

Martin G. Wade
President

May 19, 1999

================================================================================
T. Rowe Price New Asia Fund
---------------------------
Portfolio Highlights
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                  Percent of
                                                                  Net Assets
                                                                     4/30/99
-----------------------------------------------------------------------------
Hutchison Whampoa, Hong Kong                                             8.0%
-----------------------------------------------------------------------------
Cheung Kong Holdings, Hong Kong                                          7.6
-----------------------------------------------------------------------------
Hong Kong Telecommunications, Hong Kong                                  5.4
-----------------------------------------------------------------------------
Samsung Electronics, South Korea                                         5.2
-----------------------------------------------------------------------------
Ranbaxy Laboratories, India                                              3.0
=============================================================================
Korea Electric Power, South Korea                                        2.9
-----------------------------------------------------------------------------
CLPHoldings, Hong Kong                                                   2.8
-----------------------------------------------------------------------------
Dao Heng Bank Group, Hong Kong                                           2.6
-----------------------------------------------------------------------------
ITC, India                                                               2.4
-----------------------------------------------------------------------------
HSBC Holdings, Hong Kong                                                 2.4
=============================================================================
Hong Kong and China Gas, Hong Kong                                       2.3
-----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing, Taiwan                               2.2
-----------------------------------------------------------------------------
Korea Telecom, South Korea                                               1.9
-----------------------------------------------------------------------------
Mahanagar Telephone, India                                               1.9
-----------------------------------------------------------------------------
China Telecom, Hong Kong                                                 1.8
=============================================================================
Singapore Telecommunications, Singapore                                  1.7
-----------------------------------------------------------------------------
Asustek Computer, Taiwan                                                 1.6
-----------------------------------------------------------------------------
Hana Bank, South Korea                                                   1.5
-----------------------------------------------------------------------------
Singapore Press, Singapore                                               1.5
-----------------------------------------------------------------------------
Hindustan Lever, India                                                   1.4

=============================================================================
Hon Hai Precision Industry, Taiwan                                       1.3
-----------------------------------------------------------------------------
Compal Electronics, Taiwan                                               1.3
-----------------------------------------------------------------------------
Far East Textile, Taiwan                                                 1.2
-----------------------------------------------------------------------------
Fraser & Neave, Singapore                                                1.1
-----------------------------------------------------------------------------
Dah Sing Financial, Hong Kong                                            1.1
-----------------------------------------------------------------------------
Total                                                                   66.1%

================================================================================
T. Rowe Price New Asia Fund
---------------------------
PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC chart for New Asia Fund Shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                             Since   Inception
Periods Ended 4/30/99      1 Year    3 Years   5 Years   Inception        Date
---------------------      ------    -------   -------   ---------  ----------
New Asia Fund              10.78%    -11.90%    -5.22%       5.27%     9/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Asia Fund
---------------------------
Unaudited
For a share outstanding throughout each period#
Financial Highlights

                       6 Months      Year
                          Ended     Ended
                        4/30/99  10/31/98 10/31/97 10/31/96  10/31/95  10/31/94
NET ASSET VALUE
Beginning of period      $ 4.93  $   5.95  $  8.64  $  8.12  $ 10.07  $   9.88
-------------------------------------------------------------------------------
Investment activities
  Net investment income    0.01      0.13     0.09     0.06     0.08      0.06
  Net realized and
  unrealized gain (loss)   1.22     (1.07)   (2.71)    0.55    (1.07)     0.36
-------------------------------------------------------------------------------
  Total from
  investment activities    1.23     (0.94)   (2.62)    0.61    (0.99)     0.42
-------------------------------------------------------------------------------
Distributions
  Net investment income   (0.09)    (0.08)   (0.06)   (0.09)   (0.07)    (0.04)
  Net realized gain            -         -   (0.01)        -   (0.89)    (0.19)
-------------------------------------------------------------------------------
  Total distributions     (0.09)    (0.08)   (0.07)   (0.09)   (0.96)    (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period            $ 6.07  $   4.93  $  5.95  $  8.64  $  8.12  $  10.07

Ratios/Supplemental Data
Total return*             25.39%  (15.97)%  (30.61)%   7.58%   (9.70)%    4.11%
-------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      1.30%+    1.29%     1.10%   1.11%    1.15%     1.22%
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                 0.36%+    2.33%    0.76%    0.66%    0.97%     0.85%
-------------------------------------------------------------------------------
Portfolio turnover rate    55.8%+    68.1%    41.8%    42.0%    63.7%     63.2%
-------------------------------------------------------------------------------
Net assets, end of
period (in millions)     $  794  $    633  $   877  $ 2,041  $ 1,909  $  2,303
-------------------------------------------------------------------------------
* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
#    All per share figures reflect the 2-for-1 stock split effective 5/27/94.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New Asia Fund
---------------------------
Unaudited
April 30, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                    Shares/Par            Value
                                                    ----------            -----
                                                            In thousands
CHINA  2.5%
Common Stocks  2.5%
China Telecom (HKD)                                    6,378,000  $     14,565
-------------------------------------------------------------------------------
Huaneng Power International ADR (USD) *                  229,640         3,086
-------------------------------------------------------------------------------
Shenzhen Expressway (Class H) (HKD)                   10,332,000         2,119
-------------------------------------------------------------------------------
Total China (Cost $18,706)                                              19,770

HONG=KONG==38.0%
Common Stocks and Warrants  38.0%
Cheung Kong Holdings                                   6,605,000        60,076
-------------------------------------------------------------------------------
Cheung Kong Infrastructure                               923,000         1,929
-------------------------------------------------------------------------------
CLP Holdings                                           4,146,500        22,308
-------------------------------------------------------------------------------
Dah Sing Financial                                     2,830,400         8,928
-------------------------------------------------------------------------------
Dao Heng Bank Group                                    4,998,260        20,313
-------------------------------------------------------------------------------
Dickson Concepts International                         2,169,500         2,379
-------------------------------------------------------------------------------
Esprit Holdings                                        8,709,000         5,225
-------------------------------------------------------------------------------
Henderson Land Development                             1,069,000         6,455
-------------------------------------------------------------------------------
HKR International                                     10,670,144         7,916
-------------------------------------------------------------------------------
Hong Kong and China Gas                               12,896,170        18,052
-------------------------------------------------------------------------------
Hong Kong and China Gas, Warrants, 9/30/99 *             315,350            52
-------------------------------------------------------------------------------
Hong Kong Telecommunications                          15,939,177        42,773
-------------------------------------------------------------------------------
HSBC Holdings                                            509,878        18,880
-------------------------------------------------------------------------------
Hutchison Whampoa                                      7,055,000        63,487
-------------------------------------------------------------------------------

Hysan Development                                      2,521,000         3,870
-------------------------------------------------------------------------------
Li & Fung                                              1,618,000         3,966
-------------------------------------------------------------------------------
National Mutual Asia                                   4,656,000         3,544
-------------------------------------------------------------------------------
Sa Sa International Holdings                          15,237,000         1,592
-------------------------------------------------------------------------------
Sino Land Co                                           8,918,000         5,149
-------------------------------------------------------------------------------
Wing Hang Bank                                         1,649,000         5,010
-------------------------------------------------------------------------------
Total Hong Kong (Cost $239,764)                                        301,904

INDIA==14.2%
Common Stocks  14.2%
Britannia Industries *                                   235,200         8,228
-------------------------------------------------------------------------------
Cipla                                                    123,000         3,938
-------------------------------------------------------------------------------
HCL Infosystems *                                        338,000         3,349
-------------------------------------------------------------------------------
HDF Corporation                                          156,120  $      7,443
-------------------------------------------------------------------------------
Hindustan Lever                                          235,700        11,372
-------------------------------------------------------------------------------
Hindustan Petroleum                                      586,800         2,540
-------------------------------------------------------------------------------
Industrial Credit & Investment                         6,719,800         7,342
-------------------------------------------------------------------------------
ITC                                                      866,000        19,386
-------------------------------------------------------------------------------
Mahanagar Telephone                                    4,072,000        14,941
-------------------------------------------------------------------------------
McDowell                                                 361,400           676
-------------------------------------------------------------------------------
Pentafour Software                                       229,000         5,486
-------------------------------------------------------------------------------
Ranbaxy Laboratories                                   1,772,000        23,607
-------------------------------------------------------------------------------
State Bank of India                                           50            --
-------------------------------------------------------------------------------
Zee Telefilms                                            157,903         4,532
-------------------------------------------------------------------------------
Total India (Cost $116,977)                                            112,840

MALAYSIA==0.8%
Short-Term Investments  0.8%
Chase Manhattan Bank, N.A., fixed deposit
       3.00 - 4.00%, 12/31/99                   MYR   25,861,638         6,298
-------------------------------------------------------------------------------
Total Malaysia (Cost $5,823)                                             6,298

PHILIPPINES==1.7%
Common Stocks  1.7%
La Tondena Distillers                                  5,084,800         6,552
-------------------------------------------------------------------------------
San Miguel (Class B)                                   3,118,550         6,643
-------------------------------------------------------------------------------
Total Philippines (Cost $13,382)                                        13,195

SINGAPORE==5.8%
Common Stocks  5.8%
Fraser & Neave                                         2,062,000         9,117
-------------------------------------------------------------------------------
Sembawang Maritime                                       228,000           548
-------------------------------------------------------------------------------
Singapore Airlines                                       314,000         2,888
-------------------------------------------------------------------------------
Singapore Press                                          812,419        11,973
-------------------------------------------------------------------------------
Singapore Telecommunications                           7,134,000        13,206
-------------------------------------------------------------------------------
United Overseas Bank                                   1,052,000         8,124
-------------------------------------------------------------------------------
Total Singapore (Cost $40,706)                                          45,856

SOUTH=KOREA==16.8%
Common Stocks  16.8%
Dacom                                                     26,810  $      2,267
-------------------------------------------------------------------------------
Hana Bank                                                942,719        12,295
-------------------------------------------------------------------------------
Korea Electric Power (USD)                               340,000         5,610
-------------------------------------------------------------------------------
Korea Electric Power                                     611,000        17,582
-------------------------------------------------------------------------------
Korea Telecom                                            285,100        14,969
-------------------------------------------------------------------------------
LG Information & Communications                           98,000         4,617
-------------------------------------------------------------------------------
Mirae                                                  1,669,900         7,938
-------------------------------------------------------------------------------
Samsung                                                  368,000         5,171
-------------------------------------------------------------------------------

Samsung Display Devices                                   64,000         3,285
-------------------------------------------------------------------------------
Samsung Electronics                                      538,503        41,413
-------------------------------------------------------------------------------
Samsung Securities                                       181,480         7,024
-------------------------------------------------------------------------------
Shinhan Bank                                             489,000         5,390
-------------------------------------------------------------------------------
Ssangyong Investment & Securities                        502,900         5,924
-------------------------------------------------------------------------------
Total South Korea (Cost $92,159)                                       133,485

TAIWAN==13.0%
Common Stocks  13.0%
Asustek Computer *                                       446,433         4,669
-------------------------------------------------------------------------------
Asustek Computer GDR (USD) *                             576,500         7,797
-------------------------------------------------------------------------------
Asustek Computer GDR (144a) (USD) *                        1,079            15
-------------------------------------------------------------------------------
Cathay Life Insurance                                  2,057,200         7,361
-------------------------------------------------------------------------------
Compal Electronics                                     2,905,909        10,042
-------------------------------------------------------------------------------
D-Link                                                 3,557,000         7,342
-------------------------------------------------------------------------------
Far East Textile                                       7,078,320         9,503
-------------------------------------------------------------------------------
Hon Hai Precision Industry                             1,903,000        10,359
-------------------------------------------------------------------------------
President Chain Store                                  2,211,716         6,831
-------------------------------------------------------------------------------
Siliconware Precision Industries                       2,944,000         5,267
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing                     5,136,650        17,358
-------------------------------------------------------------------------------
United Micro Electric                                  4,248,000         6,625
-------------------------------------------------------------------------------
Winbond Electric GDR (144a) (USD) *                      253,300         2,609
-------------------------------------------------------------------------------
Winbond Electronic                                     3,593,000         3,912
-------------------------------------------------------------------------------
Yageo                                                  3,634,000         3,389
-------------------------------------------------------------------------------
Total Taiwan (Cost $85,984)                                            103,079

THAILAND==2.3%
Common Stocks  2.3%
PTT Exploration & Production                             778,600  $      7,183
-------------------------------------------------------------------------------
Siam Makro                                             1,138,000         2,088
-------------------------------------------------------------------------------
Telecomasia                                           10,175,000         8,783
-------------------------------------------------------------------------------
Total Thailand (Cost $17,404)                                           18,054

VIETNAM==0.0%
Common Stocks  0.0%
Lazard Vietnam Fund Limited (USD) *                      152,800           153
-------------------------------------------------------------------------------
Total Vietnam (Cost $462)                                                  153
-------------------------------------------------------------------------------
SHORT-TERM=INVESTMENTS==5.7%
Money Market Funds  5.7%
Reserve Investment Fund, 5.01% #                      45,542,585        45,543

Total Short-Term Investments (Cost $45,543)                             45,543

=Total=Investments=in=Securities
 100.8% of Net Assets (Cost $676,910)                             $    800,177

 Other Assets Less Liabilities                                          (6,116)

 NET ASSETS                                                       $    794,061
--------------------------------------------------------------------------------

*    Non-income producing
#    Seven day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.33% of net assets.
ADR  American depository receipt
GDR  Global depository receipt
HKD  Hong Kong dollar
MYR  Malaysia ringgit
USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New Asia Fund
---------------------------
Unaudited
April 30, 1999
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
In thousands

Assets
  Investments in securities, at value (cost $676,910)$   800,177
  Securities lending collateral                           33,789
  Other assets                                            24,096
                                                     -----------
  Total assets                                           858,062

Liabilities
  Obligation to return securities lending collateral      33,789
  Other liabilities                                       30,212
                                                     -----------
  Total liabilities                                       64,001
                                                     -----------
  NET ASSETS                                          $  794,061

  Net Assets Consist of:
  Accumulated net investment income -
     net of distributions                                  $ 232
  Accumulated net realized gain/loss -
     net of distributions                               (398,515)
  Net unrealized gain (loss)                             121,798
  Paid-in-capital applicable to 130,847,122 shares
  of $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized   1,070,546

  NET ASSETS                                          $  794,061

  NET ASSET VALUE PER SHARE                           $     6.07

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
---------------------------
Unaudited
STATEMENT OF OPERATIONS
In thousands
                                                                      6 Months
                                                                         Ended
                                                                       4/30/99
==Investment=Income============================================================
  Income
   Dividend (net of foreign taxes of $380)                        $      3,772
   Interest                                                              1,498
-------------------------------------------------------------------------------
   Total income                                                          5,270
-------------------------------------------------------------------------------
  Expenses
   Investment management                                                 2,610
   Shareholder servicing                                                 1,123
   Custody and accounting                                                  155
   Prospectus and shareholder reports                                      150
   Registration                                                             18
   Legal and audit                                                          14
   Directors                                                                 3
   Miscellaneous                                                            65
-------------------------------------------------------------------------------
   Total expenses                                                        4,138
-------------------------------------------------------------------------------
  Net investment income                                                  1,132
-------------------------------------------------------------------------------
  Realized=and=Unrealized=Gain=(Loss)
  Net realized gain (loss)
   Securities                                                          (22,276)
   Foreign currency transactions                                          (372)
-------------------------------------------------------------------------------
   Net realized gain (loss)                                            (22,648)
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities                                                          178,380
   Other assets and liabilities
   denominated in foreign currencies                                    (1,526)
-------------------------------------------------------------------------------
   Change in net unrealized gain or loss                               176,854
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              154,206
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $    155,338

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New Asia Fund
---------------------------
Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                   6  Months         Year
                                                       Ended        Ended
                                                     4/30/99     10/31/98
Increase=(Decrease)=in=Net=Assets=========================================
Operations
  Net investment income                            $   1,132  $    16,335
  Net realized gain (loss)                           (22,648)    (373,437)
  Change in net unrealized gain or loss              176,854      227,523
--------------------------------------------------------------------------
  Increase (decrease) in net assets from operations  155,338     (129,579)

Distributions to shareholders
  Net investment income                              (11,370)     (11,046)
--------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                        331,986      490,917
  Distributions reinvested                            10,841       10,444
  Shares redeemed                                    325,570)    (604,687)
--------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                  17,257     (103,326)

Net=Assets
Increase (decrease) during period                    161,225     (243,951)
Beginning of period                                  632,836      876,787

End of period                                      $ 794,061  $   632,836

*Share information
  Shares sold                                         63,400       95,986
  Distributions reinvested                             2,217        1,852
  Shares redeemed                                    (63,207)    (116,741)
--------------------------------------------------------------------------
  Increase (decrease) in shares outstanding            2,410      (18,903)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
---------------------------
Unaudited
April 30, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1999, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1999, the value of loaned securities was $33,824,000; aggregate collateral consisted of $33,789,000 in the securities lending collateral pool and U.S. government securities valued at $2,434,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $210,264,000 and $166,092,000, respectively, for the six months ended April 30, 1999.

================================================================================

NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $373,612,000, of which $2,099,000 expires in 2003 and $371,513,000 in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $676,910,000. Net unrealized gain aggregated $123,267,000 at period-end, of which $162,596,000 related to appreciated investments and $39,329,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $490,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $959,000 for the six months ended April 30, 1999, of which $236,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.1% of the outstanding shares of the fund at April 30, 1999. For the six months then ended, the fund was allocated $2,000 of Spectrum expenses, $1,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $1,099,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $46,868,000 with certain affiliates of the manager and paid commissions of $169,000 related thereto.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
         KNOWLEDGEABLE SERVICE REPRESENTATIVES
         -------------------------------------
         By Phone 1-800-225-5132  Available Monday through Friday from
         8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

         In Person  Available in T. Rowe Price Investor Centers.

         ACCOUNT SERVICES
         ----------------
         Checking Available on most fixed income funds ($500 minimum).

         Automatic Investing From your bank account or paycheck.

         Automatic Withdrawal  Scheduled, automatic redemptions.

         Distribution   Options  Reinvest  all,  some,  or  none  of  your
         distributions.

         Automated 24-Hour Services  Including Tele*Access(R) and the
         T. Rowe Price Web site on the Internet. Address:
         www.troweprice.com

         BROKERAGE SERVICES*
         -------------------
         Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

         INVESTMENT INFORMATION
         ----------------------
         Combined Statement  Overview of all your accounts with T. Rowe Price.

         Shareholder Reports Fund managers' reviews of their strategies and results.

         T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

         Performance Update Quarterly review of all T. Rowe Price fund results.

         Insights   Educational  reports  on  investment   strategies  and
         financial markets.

         Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International
         Investing, Personal

         Strategy Planner, Retirees Financial Guide, and Retirement Planning
         Kit.

================================================================================
T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
----------------------------------------

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth

Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond

New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


----------------------------------------

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

**   Formerly named Florida Insured Intermediate Tax-Free.

***  Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level 21800 Oxnard
Street, Suite 270 Woodland
Hills, CA 91367
(OPENS MID-JUNE)

T. Rowe Price Investment Services, Inc., Distributor.          F79-051  4/30/99